UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
   [x] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12



                            GALLERY OF HISTORY, INC.
------------------------------------------------------------------------------
                  (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):
  [x]  No fee required.
  [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
  (1)  Title of each class of securities to which transaction applies:
  (2)  Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  (4)  Proposed maximum aggregate value of transaction
  (5)  Total fee paid:
  [ ]  Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  (1)  Amount Previously Paid:
  (2)  Form, Schedule or Registration Statement No.:
  (3)  Filing Party:
  (4)  Date Filed:





                            GALLERY OF HISTORY, INC.
                            3601 West Sahara Avenue
                                Promenade Suite
                         Las Vegas, Nevada  89102-5822




                 ______________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 ______________________________________________



TO THE STOCKHOLDERS OF
GALLERY OF HISTORY, INC.:

	The Annual Meeting of Stockholders of Gallery of History, Inc. (the "Company") will be held at 3601 West Sahara Avenue, Las Vegas, Nevada 89102 on September 15, 2006 at 9:00 a.m. local time for the following purposes:

	1.	To elect five directors to serve until the next annual
                meeting of the stockholders;

	2.	To ratify the appointment of Piercy, Bowler, Taylor & Kern as the Company's independent auditors for the fiscal year ending September 30, 2006; and

	3.	To transact such other business as may properly come before
                the meeting and any adjournment thereof.

	All of the above matters are more fully described in the accompanying Proxy Statement.

	Stockholders of Common Stock of the Company of record at the close of business on August 9, 2006 will be entitled to vote at the meeting or any adjournment thereof.

					By order of the Board of Directors,


					TODD M. AXELROD,
					Chairman of the Board
Las Vegas, Nevada
August 15, 2006

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED WITHIN THE UNITED STATES. THE PROXY MAY BE REVOKED IN WRITING PRIOR TO THE MEETING, OR IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.




                            GALLERY OF HISTORY, INC.
                            3601 West Sahara Avenue
                                Promenade Suite
                         Las Vegas, Nevada  89102-5822

                              ___________________

                                PROXY STATEMENT
                              ___________________


	The Board of Directors presents this Proxy Statement to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on September 15, 2006 and any adjournment thereof (the "Meeting"). The purposes for which the Meeting is to be held are set forth in the Notice of Meeting on the preceding page.

	All proxies duly executed and received will be voted on all matters presented at the Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and for the ratification of the appointment of Piercy, Bowler, Taylor & Kern, as the Company's independent public accountants. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked by delivering a written notice of revocation to the principal office of the Company or in person at the Meeting at any time prior to the voting thereof. A proxy may also be revoked by attending the Meeting and voting in person. Directors will be elected by a majority of the votes cast. Shares represented by a proxy marked for abstention on a proposal will be counted as represented at the meeting with respect to such proposal, but will not be voted for or against the proposal. Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors and the ratification of Piercy, Bowler, Taylor & Kern. Shares for which brokers have not received instructions, and therefore are not voted with respect to other proposals are referred to as "broker non-votes." Broker non-votes will count for purposes of determining if there is a quorum present at the Meeting but will not be voted for or against the proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails, such mailing to take place on or about August 15, 2006.

	There were 5,625,984 shares of Common Stock of the Company outstanding as of August 9, 2006. The Common Stock is the only class of securities of the Company entitled to vote. Each share has one vote. Only stockholders of record as of the close of business on August 9, 2006 will be entitled to vote. A list of stockholders entitled to vote at the Meeting will be available at the Company's office, 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada, for a period of ten days prior to the meeting for examination by any stockholder.



                                ELECTION OF DIRECTORS
                                ---------------------

	The Board currently consists of five directors. At the Meeting, five directors are to be elected for the ensuing year and until their successors are duly elected and qualified. The following five persons have been nominated by the Board of Directors. The Board currently consists of five directors.
At the Meeting, five directors are to be elected for the ensuing year and until their successors are duly elected and qualified. The following five persons have been nominated by the Board of Directors. All of the nominees are being re-elected to the Board except Roger Schneier, who replaced Glenn Olnick as a member of the Board. Mr. Olnick resigned as a director of the Company effective May 1, 2006 and Mr. Schneier was elected to the Board of Directors effective May 22, 2006, upon the recommendation of Mr. Axelrod. If, at the time of election, any of the nominees should be unavailable for election, a circumstance which is not expected by the Company, it is intended that the proxies will be voted for such substitute nominee as may be selected by the Board of Directors. Proxies not marked to the contrary will be voted for the election of the following five persons.

                                                                    Year First
                                  Position(s) with                  Became a
Name                   Age        the Company                       Director
----                   ---        ----------------                 ----------

Todd M. Axelrod         56        President and Chairman              1981
                                  of the Board of Directors

Rod R. Lynam            58        Treasurer/Assistant                 1984
                                  Secretary and Director

Dr. Michael Rosenman    45        Director                            2002

Leo Berezan             51        Director                            2004

Roger Schneier          63        Director                            2006

	Each officer of the Company, including those who are also nominees to the Board, will hold office until a successor has been elected by the Board.

	Todd M. Axelrod has been Chairman of the Board of Directors and President of the Company since its inception in November 1981. Mr. Axelrod has been a private collector of valuable historical documents since 1968. Mr. Axelrod authored a book entitled The Handbook of "Historical Documents -- A Guide to Owning History", which is being sold by the Company.

	Rod R. Lynam has been Treasurer of the Company since September 1984.

        Michael Rosenman, M.D., Ph.D., has been a practicing physician specializing in the field of Pediatrics since 1988. Prior to establishing private practice offices in Las Vegas in 1996, Dr. Rosenman was associated with UCLA's Department of Medicine, Division of Hematology/Oncology, and with Children's Hospital in Orange County, California. His practice employs multiple offices and physicians.

	Leo Berezan has been employed the last thirty years in real estate development and property management. He is an owner and manager of various real estate holdings, industrial warehouses and office buildings.

        Roger Schneier was appointed to the Board of Directors on May 22, 2006. Mr. Schnier has been retired since January 2005. Prior to his retirement he was President for twenty-five years of Ben's Auto Parts and Be-Mack Warehouse, both located in Bronx, New York.

	Garrett Williams, age 62, who has been a Senior Vice-President of the Company since 1989, is the only executive officer of the Company who does not serve on the Board of Directors and is not listed above. Mr. Williams served as Executive Assistant to the President from November 1988 to April 1996 and as a director of the Company from 1991 to 1996. He served as the Manager of the Las Vegas Fashion Show gallery from April 1996 to March 1997 and currently serves as a sales representative at the headquarters' location.

	The Board of Directors recommends that the stockholders vote "FOR" the nominees for directors.




                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 -----------------------------------------------

	The following table sets forth certain information, as of August 5, 2006, pertaining to ownership of the Company's Common Stock by those persons known to the Company to be the beneficial and record owners of more than five percent of the Common Stock of the Company, by each director and nominee of the Company, by each executive officer included in the summary compensation table, and by all officers and directors of the Company as a group:

          Name of Beneficial                  Number of              Percent
          Holder (1) (2)                       Shares                of Class
          ------------------                  ---------              --------

          Todd M. Axelrod (3)                 5,927,957                81.9%

           Pamela (Axelrod) Ring                   -0-                   --

           Rod Lynam                                210                  (4)

           Dr. Michael Rosenman                    -0-                   --

           Leo Berezan                           35,690                  (4)

           Roger Schneier                        74,900                 1.3%

           Gerald Newman                        493,000                 8.8%
           17161 Coral Cove Way
           Boca Raton, Florida 33496

           All officers and directors         6,038,775                78.6%
           as a group (6 persons)(3)


(1) The address of each director and nominee, except where otherwise indicated is: c/o Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822.

(2)	The individuals referred to above have sole voting and investment power in regard to their Common Stock.

(3)	Includes 1,615,861 shares of Common Stock issuable upon conversion of
        1,615,861 shares of Series A Preferred Stock owned of record by Mr. Axelrod.

(4)	Less than 1%.





                    MEETINGS OF THE BOARD OF DIRECTORS AND
                       INFORMATION REGARDING COMMITTEES
                       --------------------------------

      The Board of Directors provides a process for stockholders to send communications to the Board of Directors or any of the directors. All such communications shall be in writing and addressed to the Company's President, Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822. All communications will be compiled by the Company's President and submitted to the Board of Directors or individual directors, as applicable.

      Pursuant to Nasdaq Marketplace Rule 4350(c) a majority of the Board of Directors must be independent unless the issuer is a "controlled company." The Company is a "controlled company" because Mr. Axelrod owns more than 50% of the voting power of the Company. Accordingly, the Company has elected to be treated as a controlled company and thereby be exempt from the director independence requirements, and the independent director requirements pertaining to a nominating committee and compensation committee.

      The Board of Directors held one meeting during the fiscal year ended September 30, 2005. All directors attended or participated by telephone at such meeting. Directors are expected to attend each Annual Meeting of Stockholders. All of the then current members of the Board of Directors attended or participated by telephone at last year's annual meeting held September 23, 2005.

      The Board of Directors has a Compensation Committee currently consisting of Dr. Michael Rosenman and Mr. Roger Schneier. The Compensation Committee reviews and recommends to the Board compensation for officers and issuance of stock options. The Compensation Committee did not meet during fiscal 2005.

      In fiscal 2005, the Company's Audit Committee consisted of Mr. Olnick, Chairman, Dr. Rosenman and Mr. Berezan. Mr. Olnick resigned as a director of the Company effective May 1, 2006. The Board of Directors, in a meeting held on May 19, 2006, elected Mr. Roger Schneier to the Board effective May 22, 2006. The Board of Directors also appointed Mr. Schneier as a member of the Audit Committee and Mr. Berezan as Chairman of the Audit Committee. The Company's Board of Directors has determined that each member of the Audit Committee is an "audit committee financial expert" and that each member of the Audit Committee is an "independent director". The Audit Committee appoints the Company's independent public accountants. The Audit Committee reviews and considers the comments from the independent public accountants with respect to internal accounting controls and the consideration given or corrective action taken by management to weaknesses, if any, in internal controls. It also discusses matters concerning the Company's financial statements or other results of the audit. The Audit Committee operates under a written Audit Committee Charter adopted by the Board of Directors. The Audit Committee met four times during fiscal 2005 with all members attending in person or by telephone.

      The Board of Directors does not have a standing nominating committee, such function being performed by the Board as a whole. In determining the criteria for membership, the Board considers the appropriate skills and personal characteristics required in light of the then-current makeup of the Board and in context of the perceived needs of the Company at the time, including the following experience and personal attributes: financial acumen; general business experience; industry knowledge; diversity; special business experience and expertise; leadership abilities; high ethical standards; independence; and overall effectiveness. The Board of Directors may receive recommendations for Board candidates from various sources, including the Company's directors, management and stockholders.

      The Board will review all recommended candidates in the same manner regardless of the source of the recommendation. Recommendations from public stockholders should be in writing and addressed to: Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822,
Attention: Stockholder Communications, and must include the proposed candidate's name, address, age and qualifications together with the information required under federal securities laws and regulations. Such communication must be received in a timely manner and also include the recommending stockholder's name, address and the number of shares of Common Stock, and the length of time beneficially held. See "Stockholder Proposals and Nominations."




                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
                -------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by SEC rules and regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, during the fiscal year ended September 30, 2005, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with. In making these disclosures, the Company has relied solely on a review of the copies of such reports furnished to the Company and written representations of its directors, executive officers and its greater than ten percent stockholders.




                            EXECUTIVE COMPENSATION
                            ----------------------

	The following summary compensation table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 2005, 2004 and 2003, of those persons who were, at September 30, 2005 (i) the chief executive officer and (ii) the other most highly compensated executive officers of the Company, whose annual base salary and bonus compensation was $100,000 or more.


        Name and Principal            Fiscal      Annual Compensation
        Position                       Year        Salary     Bonus
        -------------------           ------       ------     -----

        Todd M. Axelrod                2005      $  --(1)    $ --(1)
          President and Chief          2004         --(1)      --(1)
          Executive Officer            2003         --(1)      --(1)


        Pamela (Axelrod) Ring (2)      2005      $139,124    $ 5,153
          Executive Vice-              2004       139,124      --(1)
          President                    2003       127,532      --(1)


(1) Previously accrued salaries and bonus were credited to paid-in capital effective September 2005.
(2) Pamela (Axelrod) Ring submitted her resignation as an officer and director of the Company on December 7, 2005.

      During the three year period ended September 30, 2005, the Company did not grant any stock options or stock appreciation rights to any of the named executive officers of the Company. In addition, none of the named executive officers held any stock options as of September 30, 2005.





                                CERTAIN TRANSACTIONS
                                --------------------

      Prior to 2005, the Company borrowed $1,000,000 from its principal officer/stockholder, Todd Axelrod. The advance is due on demand but not earlier than November 1, 2006, with monthly interest payments. The rate had been at 8% but was reduced to 6% as of September 1, 2005. Interest expense on the related party note amounted to $79,333 for the year ended September 30, 2005. The proceeds from this loan were utilized by the Company to reduce its
outstanding bank line of credit.   The Company has also borrowed other funds
from Mr. Axelrod, from time to time during the fiscal year 2005. The funds borrowed had an interest rate of 1.5% above the prime lending rate but was reduced to 3% as of September 30, 2005. The balance of the funds borrowed was $3,280,063 as of September 30, 2005. Interest expense of these funds borrowed amount to $195,452 for fiscal 2005. The funds were used to supplement cash flows from operating activities. Mr. Axelrod has, to the extent of his reasonable ability to do so, committed to continue funding or guarantee additional debt, should it be required, through November 1, 2006. On January 20, 2006, the Company held a special meeting of stockholders and approved converting $3,231,722 of the advances into 1,615,861 non-voting shares of Series A Convertible Preferred Stock. Todd and Pamela (Axelrod) Ring have deferred receiving salaries since July 2001 to help the Company with its cash flows needs. To enable the Company to meet a Nasdaq listing requirement of maintaining $2,500,000 in equity, Todd and Pamela (Axelrod) Ring agreed to forgive payment of $704,000 of previously accrued salaries and related payroll taxes in the fourth quarter, 2005. This amount has been credited to paid-in capital as contributed services. They have also agreed, as of September 1, 2005, to forgo future salaries in cash and their reduced salary amounts are currently being recorded as paid-in capital. Pamela (Axelrod) Ring submitted her resignation as an officer and director of the Company on December 7, 2005.





                              AUDIT COMMITTEE REPORT
                              ----------------------

      In fiscal 2005, the Audit Committee of the Board of Directors (the "Audit Committee") consisted of Mr. Olnick (Chairman), Dr. Rosenman and Mr. Berezan, all of whom met the independence and experience requirements of the SEC and the Nasdaq National Market listing standards. Mr. Olnick resigned as a director of the Company effective May 1, 2006. The Board of Directors, in a meeting held on May 19, 2006, elected Mr. Roger Schneier to the Board effective May 22, 2006. The Board of Directors also appointed Mr. Schneier as a member of the Audit Committee and Mr. Berezan as Chairman of the Audit Committee. The Board of Directors has determined that Mr. Schneier meets the independence and experience requirements of the SEC and the Nasdaq National Market listing standards. The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the Company's financial reporting system by focusing on three areas:
      1. The adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements,
      2. The independence and performance of the Company's internal auditors and independent accountants, and
      3.  The Company's compliance with legal and regulatory requirements.

      The Audit Committee meets with management and the Company's independent accountants periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee also appoints the Company's independent accountants and periodically reviews their performance and independence from management for the fiscal year.

      The Audit Committee reviewed and discussed the Company's audited financial statements with management, and management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. Discussions with Piercy, Bowler, Taylor & Kern included the matters required by Statement on Auditing Standards No. 61 (communication with Audit Committees). Piercy, Bowler, Taylor & Kern provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with Piercy, Bowler, Taylor & Kern.

      Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended September 30, 2005 be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2005 for filing with the Securities and Exchange Commission.

                                      Submitted by:  Glenn Olnick, Chairman
                                                     Dr. Michael Rosenman
                                                     Leo Berezan






                            RATIFICATION OF APPOINTMENT
                         OF INDEPENDENT PUBLIC ACCOUNTANTS
                         ---------------------------------

      Piercy, Brown, Taylor & Kern has been selected as the Company's independent auditors for the fiscal year ending September 30, 2006. Selection of auditors is made by the Board of Directors Audit Committee subject to stockholder ratification. Piercy, Brown, Taylor & Kern has no financial interest, either direct or indirect, in the Company.

      A representative of Piercy Brown Taylor & Kern is expected to be available by telephone to have an opportunity to make a statement and/or respond to appropriate questions from stockholders.


The Board of Directors recommends voting "FOR" the ratification of the appointment of the auditors.


      The following table list the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the years ended September 30, 2005 and 2004 including the reviews of the unaudited interim financial statements of the Company's Form 10-QSB. The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the rendition of such services.


                                              2005       2004
                                              ----       ----
                    Audit Fees (1)          $34,101    $23,837
                    Audit-Related Fees          -0-        -0-
                    Tax Fees (2)              4,662      2,239
                    All other fees              -0-        --0

       (1) Audit fees consist of services rendered to the Company for the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements and related services.
       (2) Tax fees consist of tax compliance and related tax services.






                    STOCKHOLDER PROPOSALS AND NOMINATIONS
                    -------------------------------------

      Proposals of stockholders of the Company which are intended to be presented at the Company's next Annual Meeting, including nominations for directors, must be received by the Company no later than April 19, 2007 and must satisfy the requirements of Rule 14a-8 of Regulation 14A under the Securities and Exchange Act of 1934. All such stockholder proposals and nominations should be submitted to the Company's president as follows:
Mr. Todd Axelrod, Gallery of History, Inc., 3601 West Sahara Avenue, Promenade Suite, Las Vegas, Nevada 89102-5822, Attention: Stockholder Communication. With respect to the Annual Meeting of Stockholders for 2005, under Rule 14a-4 of Regulation 14A, the Company may exercise discretionary voting authority under proxies it solicits for that meeting to vote on any matter not specified in the proxy unless the Company is notified about the matter no later than July 3, 2007 and the stockholder satisfies the other requirements of Rule 14a-4(c).

      THE COMPANY'S 2005 FORM 10-KSB ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO:
GALLERY OF HISTORY, INC., 3601 WEST SAHARA AVENUE, PROMENADE SUITE, LAS VEGAS, NEVADA 89102-5822.

      In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.


                                          By Order of the Board of Directors

                                          TODD M. AXELROD
                                          Chairman of the Board
Dated: August 15, 2006
Las Vegas, Nevada





---------------------------------- PROXY CARD -------------------------------


                             GALLERY OF HISTORY, INC.
                                      PROXY
                  Annual Meeting of Stockholders, September 15, 2006

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints each of Todd M. Axelrod and Rod Lynam, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and to vote, all the shares of Common Stock of Gallery of History, Inc. that the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders to be held on September 15, 2006 or any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1. ELECTION OF DIRECTORS    FOR all nominees below          WITHHOLD AUTHORITY
                            (except as marked to the        to vote for all
                            contrary below) [ ]             nominees below [ ]
   NOMINEES:      Todd M. Axelrod, Rod Lynam, Michael Rosenman, Leo Berezan
                    and Roger Schneier.
   INSTRUCTION:   To withhold authority to vote for any individual nominee
                    write that nominee's name in the space provided below.


2. TO RATIFY SELECTION OF PIERCY, BOWLER, TAYLOR & KERN, AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 2006 FISCAL YEAR.
             [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

------------------------------------------------------------------------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                          Dated: _____________________________________, 2006

                                 ___________________________________________
                                 Signature

                                 ___________________________________________
                                 Signature if held jointly



           (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.)

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